                               POWER OF ATTORNEY

KNOW ALL PEOPLE BY THESE PRESENTS, that the person whose signature appears below hereby makes, constitutes and appoints each of Brad Marshall, Steve
Kuppenheimer, Marisa J. Beeney, Katherine Rubenstein and Carlos Whitaker (each, an "Agent" and collectively, the "Agents"),with full power to act, with or without the other and with full powers of substitution and resubstitution, as his or her agent and attorney-in-fact for the purpose of executing in his or her name, in his or her capacity as an officer of Blackstone Secured Lending Fund and Blackstone Private Credit Fund (each a "Company"), (i) the registration statement on Form N-2 or Form 10, as applicable, or any other appropriate form
(including amendments or supplements thereto), to be filed with the United
States Securities and Exchange Commission (the "SEC") pursuant to the Securities
Act of 1933, as amended, and the Investment Company Act of 1940, as amended
(collectively, the "Acts"), and the rules and regulations promulgated thereunder, as applicable, and any and all instruments which said Agents, or any of them, may deem necessary or advisable or which may be required to enable each
Company to comply with the Acts, and any rules, regulations or requirements of the SEC in respect thereof, (ii) in connection with any applications for EDGAR access codes or any other documents necessary or appropriate to obtain codes and passwords enabling the undersigned to make electronic filings with the SEC, including without limitation the Form ID or (iii) any statement of beneficial ownership on Form 3, 4 or 5 to be filed with the SEC.

All past acts of an Agent in furtherance of the foregoing are hereby ratified and confirmed.

This Power of Attorney shall be valid from the date hereof until revoked by the undersigned. If it is determined by a court of competent jurisdiction that any provision of this Power of Attorney is invalid under applicable law, such provision will be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of this Power of Attorney. The undersigned acknowledges that each Agent, in serving in such capacity at the undersigned's request, is not assuming, nor is any Company assuming, any of the undersigned's responsibilities to comply with the Acts.

IN WITNESS HEREOF I have executed this instrument as of the 2nd day of March,
2022.

/s/ David Goldberg
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David Goldberg
Chief Accounting Officer and Treasurer